UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2015

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 20, 2015, California Water Service Company (“Cal Water”), a wholly-owned subsidiary of California Water Service Group, and three other Class A water utilities confirmed by a letter to the Executive Director of the California Public Utilities Commission (the “CPUC”) that the CPUC’s conditions for granting a one year deferral for filing the next Cost of Capital proceeding to March 31, 2016 were acceptable. Cal Water and the other utilities agreed to postpone adjustments in the Water Cost of Capital Adjustment Mechanism for one year. In requesting the delay, the utilities had pointed out that capital market conditions have been stable since the last adjustment to the CPUC’s authorized cost of capital for water utilities and a filing would have strained the resources of the utilities and the CPUC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: January 20, 2015	By:	/s/ Thomas F. Smegal
	Name:	Thomas F. Smegal
	Title:	Vice President, Chief Financial Officer and Treasurer